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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          SWISSRAY INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


                                October 17, 1997
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                Date of Report (Date of earliest event reported)


      NEW YORK                        0-2697              16-0950197
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(State or other jurisdiction       (Commission          (I.R.S. Employer
 of incorporation)                  File Number)       Identification No.)


      200 EAST 32ND STREET SUITE 34-B, NEW YORK, NEW YORK         10016
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             (Address of principal executive offices)          (Zip Code)


                                 (212) 545-0095
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              (Registrant's telephone number, including area code)
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Item 5. Other Events.

      On October 17, 1997, Swissray International, Inc.' (the "Registrant") through its wholly-owned subsidiary, Swissray Medical Systems, Inc., (the "Buyer") acquired substantially all of the assets and assumed certain liabilities of Service Support Group, LLC ("SSG"), a limited liability company organized under the laws of the State of Washington, pursuant to the terms of an Asset Purchase Agreement, dated as of October 17, 1997, by and among Buyer, Registrant, SSG, Gary Durday, Michael Harle and Kenneth Montler.

The acquisition is NOT MATERIAL to the Registrant and as such is not filed under
Item 2.


Number      Exhibit
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2.1         Asset Purchase Agreement, dated as of October 17, 1997 by and among
            Swissray Medical Systems, Inc., Swissray International, Inc.,
            Service Support Group, LLC, Gary Durday, Michael Harle and Kenneth
            Montler.

2.2 Registration Rights Agreement, dated as of October 17, 1997, by and among Swissray International, Inc., Service Support Group, LLC, Gary Durday, Michael Harle and Kenneth Montler.

99.1        Press release announcing the acquisition.


                                   Signatures


            Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SWISSRAY INTERNATIONAL, INC.


Dated: November 4, 1997           By: /s/ Ruedi G. Laupper
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                                      RUEDI G. LAUPPER
                                      Chairman of the Board,
                                      President and Chief Executive Officer